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                                                                   EXHIBIT 23-2


                        CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Registration Statement on Form S-8 being filed under the Securities Act of 1933 by Steven Madden, Ltd. of our report dated February 23, 1996 relating to the financial statements included in the December 31, 1995 Annual Report on Form 10-KSB/A, as amended of Steven Madden, Ltd.



/s/ Richard A. Eisner, LLP

New York, New York
November 18, 1996